MANAGEMENT STOCK PURCHASE AGREEMENT

               THIS MANAGEMENT STOCK PURCHASE AGREEMENT, dated as of April 19, 2000 (this "Agreement"), is made by and among Outsourcing Solutions Inc., a Delaware corporation (the "Company") and Gary Weller (the "Purchaser"). Except as otherwise indicated, capitalized terms used herein are defined in Section 5 hereof.

               The parties hereto agree as follows:

               Section 1.    Purchase and Sale of Voting Common Stock.
                             ----------------------------------------

               1A. Purchase and Sale. Subject to the terms and conditions set forth herein, the Company will sell to the Purchaser, and the Purchaser will purchase from the Company,13,344.01 shares of Voting Common Stock at a purchase price of $37.47 per share.

               1B. The Closing. The closing of the sale and purchase of the Voting Common Stock hereunder (the "Closing") will take place at the offices of Outsourcing Solutions Inc., 390 South Woods Mill Road, Suite 350, Chesterfield, MO 63017. At the Closing, the Company will deliver to the Purchaser a certificate or certificates evidencing the number of shares of Voting Common Stock to be purchased by such Purchaser, registered in the name of such Purchaser against payment of the purchase price therefor by delivery of (i) $100,000 by means of a cashier's or certified check or checks of immediately available funds or by wire transfer of immediately available funds to a bank account designated by the Company and (ii) a $400,000 Promissory Note dated as of the date hereof.

               Section 2.    Restrictions on Transfers.
                             -------------------------

               2A. Restrictions.Restricted Securities are transferable pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available, and (iii) subject to the conditions specified in paragraph 2B, any other legally available means of transfer pursuant to the Securities Act. Nothing herein shall be deemed to create any obligations on the part of the Company, other than as set forth in the Stockholders Agreement dated December 10, 1999 (the "Stockholders Agreement"), to register any offering of Restricted Securities under the Securities Act or to cause the requirements for sale pursuant to Rule 144 or Rule 144a to be satisfied.

               2B. Procedure for Transfer. In connection with the transfer of any Restricted Securities (other than a transfer referred to in clause (i) of paragraph 2A above), the holder thereof will deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion (reasonably satisfactory to the Company) of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such
Restricted Securities delivers to the Company an opinion (reasonably satisfactory to the Company) of such counsel to the effect that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act Legend set forth in paragraph 4A below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 4A.

               Section 3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that as of the Closing:

               3A. Organization, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

               3B. Authorization; No Breach. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby and thereby have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby and thereby to be executed by the Company, and the offering, sale and issuance of the Voting Common Stock hereunder, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than in connection with certain state and federal securities laws) or any other third party pursuant to, the Fourth Amended and Restated Certificate of Incorporation or the Bylaws, or any law, statute, rule, regulation, instrument, order, judgment or decree to which the Company is subject or any agreement or instrument to which the Company is a party, or by which its assets are bound.

               Section 4.  Purchasers' Representations and Warranties.
                           ------------------------------------------

               4A. Purchasers' Investment Representations. The Purchaser hereby represents that he is acquiring the Restricted Securities purchased hereunder for his own account with the present intention of holding such securities for investment purposes and that he has no intention of selling such securities in a public distribution in violation of federal or state securities laws; provided that nothing contained herein will prevent the Purchaser and the subsequent holders of such securities from transferring such securities in compliance with the provisions of Section 2 hereof. Each certificate for Restricted Securities will be conspicuously imprinted with a legend substantially in the following form (the "Securities Act Legend"):

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON APRIL 19, 2000, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE TRANSFER OF SUCH SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN (A) THE MANAGEMENT STOCK PURCHASE AGREEMENT DATED AS OF APRIL 19, 2000, BETWEEN THE ISSUER (THE "COMPANY") AND THE ORIGINAL PURCHASER HEREOF AND (B) THE STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 10, 1999, BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER HEREOF, AND THE COMPANY RESERVES THE RIGHT TO REFUSE TO TRANSFER SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE."

Whenever any shares of Voting Common Stock cease to be Restricted Securities and are not otherwise restricted securities, the holder thereof will be entitled to receive from the Company, without expense, upon surrender to the Company of the certificate representing such shares of Voting Common Stock, a new certificate representing such shares of Voting Common Stock of like tenor but not bearing a legend of the character set forth above.

               4B. Other Representations and Warranties of the Purchasers. The Purchaser represents and warrants to and covenants and agrees with, the Company that:

               (i) the Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the securities purchased hereunder and has had full access to such other information concerning the Company as the Purchaser may have requested and that in making its decision to invest in the securities being purchased hereunder it is not in any way relying on the fact that any other person has decided to invest in the securities;

               (ii) the Purchaser (a) is an "accredited investor" as defined in Rule 501(a) under the Securities Act or (b) by reason of its business and financial experience, and the business and financial experience of those retained by it to advise it with respect to its investment in the securities being purchased hereunder, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in such securities, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

               (iii) the Purchaser has all requisite power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement (including the purchase of the securities to be purchased by the Purchaser hereunder) and this Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms (subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally) and, as applicable, does not violate the Purchaser's charter, by-laws or other organizational documents.

               Section 5.    Definitions.
                             -----------

               "Bylaws" means the Bylaws of the Company, as such Bylaws may be modified, amended or amended and restated from time to time.

               "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency, or political subdivision thereof.

               "Restricted Securities" means the Voting Common Stock issued hereunder and any securities issued with respect to such Voting Common Stock by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (excluding Rule 144(k)) or Rule 144A of the Securities and Exchange Commission (or any similar rule then in force), or (c) been otherwise transferred and new securities for them not bearing the Securities Act Legend set forth in paragraph 5A have been delivered by the Company in accordance with the second sentence of paragraph 2B.

               "Rule 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

               "Rule 144A" means Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

               "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

               "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

               "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

               "Voting Common Stock" means the Company's Voting Common Stock, par value $0.01 per share.

              Section 6.  Miscellaneous.
                           -------------

               6A. Amendments and Waivers. Except as otherwise provided herein, any provision hereof may be amended or waived generally and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Purchaser. No course of dealing between the Company and any holder of Voting Common Stock issued hereunder or any delay on the part of the Company or any such holder in exercising any rights hereunder will operate as a waiver of any rights of the Company or of any such holder.

               6B. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or the Purchaser or on its behalf.

               6C.  Successors and Assigns.

               (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

               (ii) If a sale, transfer, assignment or other disposition of any Voting Common Stock is made in accordance with the provisions of this Agreement to any Person and such securities remain Restricted Securities immediately after such disposition, such Person shall, at or prior to the time such securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement as theretofore amended.

               6D. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

               6E. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

               6F. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               6G. Governing Law. All issues concerning the enforceability, validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

               6H. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and shall be delivered personally or by telex or telecopy as described below or by reputable over night courier, and shall be deemed given on the date on which such delivery is made. If delivered by telex or telecopy such notices or communications shall be confirmed by a registered or certified letter (return receipt requested), postage prepaid.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Management Stock Purchase Agreement as of the date first written above.

                                   OUTSOURCING SOLUTIONS, INC.

                                   By:  /s/ Timothy G. Beffa
                                      -----------------------------------------
                                   Its:  President and Chief Executive Officer

                                        /s/ Gary L. Weller
                                   --------------------------------------------
                                   Gary Weller

$400,000                                                          April 19, 2000

                                 PROMISSORY NOTE

        FOR VALUE RECEIVED, Gary Weller ("Maker"), hereby promises to pay to the order of Outsourcing Solutions Inc., a Delaware corporation ("Payee"), at such place as Payee shall designate to Maker from time to time in writing, the principal sum of Four Hundred Thousand Dollars ($400,000.00), on the terms and conditions set forth herein. This Promissory Note shall bear interest (computed on the basis of a 360-day year, counting the number of actual days elapsed) on the principal balance outstanding from time to time from the date hereof at the rate of 6.71% percent per annum.

        The principal balance of this Promissory Note and all accrued and unpaid interest shall be paid on the seventh anniversary of the date hereof.

        Maker may prepay all or any portion of the outstanding principal amount of this Promissory Note, together with the full amount of any accrued interest on this Promissory Note through the date of prepayment, at any time without penalty or premium.

        Notwithstanding the foregoing:

        (a) The Payee may declare all or any portion of the outstanding principal amount of this Note (together with all accrued interest hereon and all other amounts due in connection herewith) immediately due and payable and may demand immediate payment thereof upon the termination of Maker's employment with Payee for any reason other than Maker's death, disability, or termination by the Payee without cause (as defined in the Employment Agreement, dated as of July 5, 1999, by and between Payee and Maker); and

        (b) Immediately upon receipt by Maker of proceeds of any sale of Pledged Shares (as defined in the Management Stock Pledge Agreement, dated as of the date hereof, between Payee and Maker), Maker shall prepay this Note in an amount equal to such proceeds, with any such prepayment being applied first to any accrued and unpaid interest on the Note.

        Without affecting the liability of any maker, endorser, surety or guarantor, Payee may, without notice, grant renewals or extensions, accept partial payments, or agree not to sue any party liable on this Promissory Note.

        Whenever possible, each provision of this Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Promissory Note shall be prohibited by or invalid under such law, such provision shall be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Promissory Note.

        In the event Maker fails to pay any amounts due hereunder within 30 days of the date when such amounts are due, Maker shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

        This Promissory Note shall be binding upon Maker and his successors and assigns, and shall inure to the benefit of Payee and its successors and assigns. Maker's rights, obligations and interests in and under this Promissory Note may not be assigned, sold, transferred or conveyed without the prior written consent of Payee in its sole discretion.

        This Promissory Note and the rights of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of New York. This Note is secured by a pledge of certain shares of Voting Common Stock of Outsourcing Solutions Inc. held by Maker pursuant to that certain Management Stock Pledge Agreement dated as of the date hereof between Payee and Maker. To the extent that the shares pledged under such Pledge Agreement are insufficient to satisfy the amount due hereunder (including any attorney's fees incurred by Payee hereunder), Maker shall be liable for any deficiency only up to a maximum of $150,000. Otherwise, this Note is non-recourse to Maker.

                                    * * * * *

        IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has duly executed and delivered this Promissory Note on the date first set forth above.

                                                /s/ Gary L. Weller
                                                --------------------------------
                                                Gary Weller

                        MANAGEMENT STOCK PLEDGE AGREEMENT

        THIS MANAGEMENT STOCK PLEDGE AGREEMENT is made as of April 19, 2000 between Gary Weller ("Pledgor"), and Outsourcing Solutions Inc., a Delaware corporation (the "Company").

        The Company and Pledgor are parties to a Management Stock Purchase Agreement dated as of the date hereof, pursuant to which Pledgor purchased shares of the Company's Voting Common Stock, par value $0.01 per share (the "Purchased Shares"). The Company has allowed Pledgor to purchase a portion of the Purchased Shares by delivery to the Company of a promissory note (the
"Note") in an aggregate principal amount equal to a portion of the purchase price of the Purchased Shares. This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Purchased Shares (the "Pledged Shares").

        NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as payment for the Purchased Shares, Pledgor and the Company hereby agree as follows:

1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

2. Delivery of Pledged Shares. In the event that the certificates representing the Pledged Shares are at any time delivered to Pledgor, Pledgor shall immediately deliver to the Company the certificates representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

3. Voting Rights; Cash Dividends. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares and shall, subject to the terms of the Note, be entitled to receive all cash dividends paid in respect of the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares and the Company shall retain all such cash dividends payable on the Pledged Shares as additional security hereunder.

4. Stock Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

5. Default. If Pledgor defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), and such default is not cured within thirty (30) days, the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of New York or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices as determined in good faith by the Company's Board of Directors and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency (up to a maximum of $150,000) if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

6. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

7. No Other Liens; No Sales or Transfers. Pledgor hereby represents and warrants that he has good and valid title to all of the Pledged Shares, free and clear of all liens, security interests and other encumbrances, other than those imposed by that certain Stockholders Agreement, dated December 10, 1999, between the Company and the stockholders of the Company, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights as a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein.

8. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

9. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

11. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York.

                                    * * * * *

        IN WITNESS WHEREOF, this Management Stock Pledge Agreement has been executed as of the date first above written.

                                     OUTSOURCING SOLUTIONS INC.


                                     By:   /s/ Timothy G. Beffa
                                        ---------------------------------------

                                     Name: Timothy Beffa

                                     Its: President and Chief Executive Officer

                                     PLEDGOR:



                                           /s/ Gary L. Weller
                                     ------------------------------------------
                                     Gary Weller

                                   STOCK POWER

        FOR VALUE RECEIVED, Gary Weller ("Employee"), hereby sells, assigns and transfers unto __________________________, _______ shares of the Voting Common Stock, par value $0.01 per share, of Outsourcing Solutions Inc., a Delaware corporation (the "Corporation"), standing in his/her name on the books of the Corporation represented by certificate no. _____ herewith and do hereby irrevocably constitute and appoint _________________________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.


Dated:
        -------------------------

                                           /s/ Gary L. Weller
                                         --------------------------------------
                                         Gary Weller